THIS AGREEMENT made as of the 23rd day of March 2004

BETWEEN

                             Futomic International Inc
                                  ("Purchaser")

                                      -and-

                              Mr. Ken Tetterington, ("Vendor" "Inventor")

                               PATENT ASSIGNMENTS

WHEREAS the Vendor is the holder of the right, title and interest in a patent application as described as `A method and apparatus that causes a 2D video game console system to generate 3D images that can be viewed on a 2D television system in stereoscopic 3D.' (the "Patent");

AND WHEREAS the Parties have entered into an agreement for the purchase of Technology represented by the Patent and Prototypes.

AND WHEREAS the Purchaser wishes to purchase from the Vendor the Patent application, related prototypes, research and development to date
("Technology");

NOW THEREFORE, the parties agree as follows:

1.       Purchase and Sale
         -----------------

1.1 The Vendor will assign, transfer and conveys, free of encumbrances, to the Purchaser all of its right, title and interest in and to the Technology including without limitation patents and applications for patents related, directly or indirectly, to the Patent in all countries in the world (collectively, "Related Patents") upon the conditions outline herein.

1.2 The Vendor authorizes the Purchaser to pursue and prosecute patent applications in any or all countries with respect to the Patent and the Related Patents.

2.       Consideration
         -------------

2.1 Concurrent upon the execution hereof, and from the date of signing, the Purchaser Agrees to:

         (a) Immediately pay for patent filing fees and to continue to maintain in good standing, all present and future costs, associated directly or indirectly with the patent applications and the represented technology development.


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         (b)      Maintain professional records of the patent applications and to inform and allow access by the Vendor to all activities related to documentation and filings of the patent applications.
         (c) Not to sell the patents or the Technology in any way without the express written consent of the Inventor. The assignment agreement is not transferable or salable by the Purchaser in any way without the pre-signed written agreement from the Vendor.

         (d) The Patent applications shall be vended from Vendor to the Purchaser for the sum of 50% in cash value assigned by an agreed upon independent 3rd party consultant and the other 50% of the technologies value to be paid from royalties based upon 5% of gross sales of the product until the full amount is paid. The Purchaser agrees to hire a 3rd party consultant within one year of the date herein and to pay for the technology within 1 year as of the date herein. A $50,000 fee is to be paid in advance of royalties and technology valuation studies, upon the signing of this document.

         (e) If the Purchaser goes bankrupt, changes business, becomes insolvent or is unable to carry on business the Purchaser agrees that the Patents will be forthwith immediately be returned to the Vendor, without conditions or costs.

2.2 The Purchaser's obligations in this Article 2 and the transaction contemplated herein shall be subject to compliance with all applicable legislation, rules and regulations including, without limitation, the Applicable Securities Acts, and all regulations there under, the rules and regulations of the applicable Securities Commission(s).

3.       Representations and Warranties of the Vendor
         --------------------------------------------

3.1 The Vendor represents and warrants to the Purchaser, and acknowledges that the Purchaser is relying upon such representations and warranties in entering into this Agreement, as follows:

         (a) the Vendor owns all of the right, title and interest in the Patent application free and clear of all liens, charges, demands and encumbrances of any kind and has the full power and authority to sell, assign and convey such right, title and interest to the Purchaser, to the best of the Vendor's knowledge;

         (b) Except as disclosed, the Vendor has not authorized to any other person any right in the Patent or the Related Patents, or any license to use the same or to make, use or sell anything embodying or utilizing any of the Patent or the Related Patents, to the best of the Vendor's knowledge;

         (c) the Vendor has made all appropriate filings and registrations in order to maintain the Patent in good standing, and has not failed to take any steps in order to preserve any and all rights relating to the Patent or the Related Patents, to the best of the Vendor's knowledge;

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         (d)      Except as disclosed there are no disputes of any kind with respect to the validity or ownership of the Patent or the Related Patents in the Vendor or of any other matter which may affect the validity, continuance, ownership or value thereof, to the best of the Vendor's knowledge;

         (e) Vendor is not aware of any valid patent or other industrial or intellectual property right belonging to a third party which is infringed by practice of the Patent or the Related Patents, nor has the Vendor received notice, complaint, threat or a claim alleging such infringement, to the best of the Vendor's knowledge;

         (f) the Vendor is not subject to any judgment, order, writ, injunction, decree of any court or governmental body which would prevent him from carrying out this Agreement or the consummation of the transaction herein contemplated, to the best of the Vendor's knowledge;

         (g) none of the transactions herein contemplated including, without limitation, the execution and deliver of this Agreement by the Vendor, nor the performance of the Vendor's obligations hereunder, will be in conflict with, or result in the breach of, or constitute a default by the Vendor under any document of any kind to which the Vendor is a party, to the best of the Vendor's knowledge;

         (h) Except as disclosed there are no actions, proceedings, judgments, decrees or orders pending or threatened against the Vendor, nor is the Vendor in default under any agreement, law, rule, regulation or other obligation which in any way affects the Patent or the Related Patents, nor has the Vendor received notice, complaint, threat or a claim of any such default, to the best of the Vendor's knowledge.

3.2 The representations and warranties hereunder shall survive closing of this transaction.

3.       Further Assurances
         ------------------

4.1 The Vendor shall, at the Purchaser's expense, promptly execute and deliver all such documents whatsoever including without limitation, disclaimers, specifications and affidavits, as are required to give full effect to this Agreement and the transactions contemplated thereby.

4.2      Without limiting the generality of the foregoing, the Vendor shall:

         (a) communicate to the Purchaser all facts known to the Vendor relating to the Patent or Related Patents;

         (b) furnish the Purchaser with any and all documents, photographs, models, samples and other physical exhibits in the Vendor's power or control which may be useful for establishing the facts of the conceptions, disclosures, and reduction to practice of the Patent or Related Patents.


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4.       Independent Legal Advice
         ------------------------

The Vendor acknowledges that he has been advised by the Purchaser to obtain independent legal advice with respect to his execution of this Agreement and that he has obtained such advice or has waived the need for such independent legal advice.

5.       General
         -------

5.1 No waiver of the performance of an obligation under this Agreement shall be enforceable unless it is in writing, and such waiver shall only apply to the instance specified therein and shall not affect the existence or continued applicability of the terms hereunder.

5.2      This Agreement embodies the entire agreement between the parties.

5.3 This Agreement may not be amended except in writing signed by the parties.

5.4 This Agreement shall be read and construed according to the laws of the State of New Jersey and the parties hereby submit to the jurisdiction of the courts of the Province of Alberta and Canada.

5.5 If any provision of this Agreement, or a portion thereof, is held by a court to be unlawful, invalid, unenforceable or in conflict with any law, then such provision, or portion thereof, shall be deemed severed from this Agreement and the remaining provisions and portions thereof shall remain in full force and effect.

5.6 (a) Any notice required or permitted under this Agreement shall be in writing and shall be given by delivery or facsimile transmission to the following addresses:

              If to the Vendor: Ken Tetterington

              If to the Purchaser: Futomic International Inc.

              or such other address as a party may provide in writing.

         (c) Such notice shall be effective on the date of delivery or transmission delivered or received prior to 5:00 pm on a business day, otherwise, on the next business day after such notice is received.

5.7 This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors, administrators, heirs and permitted assigns.


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IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date first written above.






                                                Futomic International Inc

                                                /s/ Ken Tetterington
                                                -------------------------
                                                    Ken Tetterington
                                                    President



                                                /s/ Ken Tetterington
                                                -------------------------
                                                    Ken Tetterington





















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